UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
February 27, 2020
Date of Report (Date of earliest event reported)
GAIN CAPITAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35008	20-4568600
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
Bedminster One
135 Route 202/206
Bedminster, New Jersey 07921
(Address of Principal Executive Offices)
(908) 731-0700
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001	GCAP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On February 27, 2020, GAIN Capital Holdings, Inc., a Delaware corporation (the “Company”), issued a press release to report the Company’s financial results for the quarter and year ended December 31, 2019. The full text of the press release is attached to this current report on Form 8-K as Exhibit 99.1.*

Item 7.01 Regulation FD Disclosure.

In connection with the reporting of the Company’s financial results for the quarter and year ended December 31, 2019, the Company has made available for review on its website (ir.gaincapital.com) a copy of its corporate presentation concerning these results. A copy of the corporate presentation is also attached hereto as Exhibit 99.2.*
Item 8.01 Other Events.
On February 27, 2020, the Company announced that its Board of Directors has declared a dividend of $0.06 per share of the Company’s common stock. The dividend will be paid on March 27, 2020 to shareholders of record at the close of business on March 24, 2020.
On February 27, 2020, the Company issued a press release announcing the execution of an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, INTL FCStone Inc., a Delaware corporation (“INTL”) and Golf Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of INTL (“Merger Sub”), pursuant to which Merger Sub will, subject to the satisfaction or waiver of the conditions of the Merger Agreement, merge with and into the Company, with the Company surviving the merger and becoming a wholly owned subsidiary of INTL.   Subject to the terms and conditions of the Merger Agreement, the Company’s stockholders will receive $6.00 per share in cash, without interest. A copy of the press release is also attached hereto as Exhibit 99.3.*
Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release of GAIN Capital Holdings, Inc., dated February 27, 2020, reporting its financial results
99.2	Corporate Presentation
99.3	Press Release announcing execution of an Agreement and Plan of Merger, dated February 27, 2020

*
The information furnished in Items 2.02, 7.01, 8.01 and 9.01 of this Current Report on Form 8-K, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 27, 2020

GAIN CAPITAL HOLDINGS, INC.

By:	/s/ Nigel Rose
Name:	Nigel Rose
Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of GAIN Capital Holdings, Inc., dated February 27, 2020, reporting its financial results
99.2	Corporate Presentation
99.3	Press Release announcing execution of an Agreement and Plan of Merger, dated February 27, 2020